Exhibit 10.1

STRICTLY CONFIDENTIAL

MEMORANDUM OF UNDERSTANDING

SUMMARY OF TERMS

This Memorandum of Understanding (the ‘MOU”) is entered into by and between MAGNEGAS CORPORATION (“MAGNEGAS”) and XXXX, effective as of this 7th day of October, 2013 (the “Effective Date”), for the purpose of setting forth their understanding as to the terms under which they would contemplate pursuing a mutual relationship for jointly carrying out the specific business activities described herein. MAGNEGAS and XXXX may be jointly referred to herein as the “Parties and each of them, a “Party”.

This binding MOU sets forth a summary of the essential terms of the contemplated business relationship but is not exhaustive of all the terms the Parties will require in the final binding agreements between them. It is the Parties’ intent that this MOU provide an outline for the preparation of the definitive documentation between the Parties as to the subject matter hereof (the “Definitive Documents”).

1.           PURPOSE.  The Parties desire to commercialize their respective coal co-combustion knowledge by collaborating and jointly developing and marketing the MAGNEGAS technology for application solely in the coal and coal by-product co-combustion power industry in the United States and Canada, including the production and sale of any by- products thereof (the “Business Purpose”). The Parties agree that each of them engage in other activities that are outside the scope of the contemplated relationship and that none of their respective activities, other than coal and coal by-product co-combustion for the electric power industry in the United States and Canada will be impacted by this contract. Notwithstanding any other provision or implication in the MOU to the contrary, (though those provisions are accepted and valid herewith) both parties will make a best effort to extend these rights world-wide, to the extent available. In order to carry out the Business Purpose, the Parties desire to contribute respective efforts and resources and share the profits generated from their collaboration connection with the Business Purpose, by creating and co-owning a new entity as described below.

2.           NEW ENTITY.  The Parties will create a new limited liability company (“NewCo”), which will be initially owned 50% by MAGNEGAS and 50% by XXXX. A financial investor or any new partners may be added to expedite the NewCo start up, and any such additional partners may be issued membership an equal, proportional basis) NewCo interests held by MAGNEGAS and XXXX.

3.           EQUITY CONTRIBUTIONS.  Nominal financial equity contributions will be made in equal amounts by each of the Parties (i.e., $1,000).

The other equity contributions and additional consideration(s) of each of the parties are set forth below.

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Neither Party will have any financial obligations or other responsibilities to the other Party, except as expressly set forth below.

4.            NEWCO MANAGEMENT CONTROL.   NewCo will be “Manager Managed” by a five-person Board of Managers; two (2) members of which will be appointed by MAGNEGAS; two (2) members appointed by XXXX; and one (1) member appointed by a financial partner or other significant member added to NewCo, depending on which group becomes a partner in NewCo. The Board of Managers shall be responsible for all significant policy and business decisions of NewCo, except as may be specifically delegated to any of the NewCo Officers. The Board of Managers shall act by vote of the majority of its members, except for the following actions, which must be approved unanimously by all members of the Board of Managers:

-Action by one party that dilutes the other parties interest in NewCo

-Distribution of profits with a different allocation than shareholder ownership percentages

- NewCo executive compensation / related party transactions

- Change / reduction / expansion of Board seats

- Issuance, transfer or sale of any Membership Interests or Profit Interests, the creation of a new class of Membership Interests whether with or without voting rights

- Sale of NewCo or of any of its assets

-Approval of debt in excess of $100,000

-Approval of any guarantees for the debt of any other party

-Filing of New Patents

-Approval of Annual Budgets, including any deviations therefrom

-Pursuing any new business purpose or territory for NewCo

-Specific delegation of policy and business decisions impacting or altering any of the unanimous Board decisions required above

5.           OFFICERS.    The following Officers shall report to the Board of Managers:

Co-Chief Executive Officers:	Robert Dingess
XXXX
President:	XXXX
Secretary/Treasurer:	XXXX
Luisa Ingargiola

NewCo’s day-to-day operations will be managed by the President, consistent with the approved budgets (as provided below) and as directed by the Board of Managers.

6.            NEWCO FINANCING.    As part of its equity contribution to NewCo, XXXX will pay, and provide the cash and resources for the initial testing and certification of MagneGas as described below in Paragraph 8, to be undertaken within the next ±40-50 days following execution of this MOU. XXXX will further cover the costs and expenses of Chris Pollard and XXXX’s office staff as utilized by NewCo through the date of receipt of the results of this initial testing. MagneGas will cover its own costs and expenses incurred, relating directly or indirectly to NewCo, through the date of the receipt of the results of this initial testing.

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Thereafter each of the Parties will cover their own ongoing costs incurred to effectuate NewCo’s start up, until a financial partner is obtained, both Parties agree to utilize their best, good faith efforts to obtain a financial partner to fund the additional testing, certification and other activities necessary to commercialize the co-combustion process.

Neither party shall be required to make any further financial commitment to NewCo and under no circumstances will either party’s ownership interest be diluted except on an equal basis, to bring in a new financial partner.

7.            RECYCLER PRODUCTION AND ASSEMBLY.  After the initial Recycler purchase outlined in Clause 9 below, NewCo shall have the right to buy recyclers for the co-combustion of coal and coal by-products in electric power plants from MagneGas at a cost of $500,000 or 50% (whichever is greater) over and above MagneGas’s fully burdened (including reasonable overhead allocation) production costs. After the first 10 recyclers have been formally ordered and paid for, NewCo shall have the exclusive license to manufacture recyclers for the Coal Co-Combustion Power Generation Industry for the United States and Canada. These rights exclude the electronic control panel (or other future trade secret deemed necessary by Magnegas) which is proprietary and will be provided to NewCo at cost. In order to maintain this license, NewCo will sell at least one 300kw Recycler or greater every twelve months (or equivalent in gas and/or byproducts), with a maximum of two years of license granted for every group of recyclers sold. In addition, NewCo will pay MAGNEGAS $250,000 or 25% of fully burdened costs whichever is greater per unit produced by NewCo at the time of installation.

8.            TESTING AND CERTIFICATIONS.    XXXX will, at its sole expense, retain an EPA certified laboratory to undertake initial testing and certification of the MagneGas and coal co-combustion process, to assure the reduction of carbon emissions, and verify that other objectionable elements are not being produced. This certification process, in conjunction with the lab, will include XXXX building a pilot combustion vessel, and testing 67 known compounds as required by the EPA using sophisticated calibrated equipment and following EPA protocol.

MAGNEGAS and XXXX will receive all test results in a written format from the testing lab, MAGNEGAS and XXXX will also reasonably cooperate in all requested regards with these tests and certifications, including providing MagneGas in reasonable amounts.

9.            INTELLECTUAL PROPERTY RIGHTS AND EXCLUSIVE DISTRIBUTION RIGHTS. Possible new IP resulting from this venture will be the exclusive property of NewCo in perpetuity, except to the extent that it conflicts with existing MAGNEGAS IP.

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MAGNEGAS hereby grants to NewCo exclusive distribution rights for the coal and/or coal by-products, co-combustion power generation industry for United States and Canada where MAGNEGAS is the holder of such rights. On or before 9 months from the signature of this MOU, NewCo will purchase and pay in full a first 300kw recycler unit at a price of $2.7 million, MAGNEGAS will return $600,000 to NewCo to cover NewCo operating expenses, including funding beyond initial testing period described in Paragraph 8. Should said Recycler not be purchased and paid in full within 9 months of the signature of this MOU, all rights granted to NewCo under this MOU revert back to MAGNEGAS and all rights granted will terminate automatically.

The term of NewCo’s exclusive distribution rights will be extended after the initial 9 months, in one year increments, provided a new 300kW unit or greater is purchased or sold. If a 300 kW unit is not purchased or sold within any twelve (12) month period of time, MAGNEGAS may terminate this exclusivity upon 30 days’ prior written notice to NewCo. If multiple units are sold under a single contract, the maximum aggregate extension term shall be two years.

In case of liquidation or bankruptcy of NewCo, any exclusive distribution rights and MAGNEGAS manufacturing license rights granted to NewCo revert back to MAGNEGAS.

10.         WAIVERS.   In partial consideration for this MOU, both Parties hereby expressly waive and release any and all claims of each Party arising against the other from or in connection with that certain “Non-Circumvention Agreement” between them dated March 5, 2013 with subsequent extension signed September 5, 2013, including any extensions thereof, and any other verbal or written agreements between them prior to the date hereof. This mutual waiver and release does not constitute an admission of wrongdoing or of any violation of any of the provisions of any such agreements.

11.      CONFIDENTIALITY.   This MOU, any discussions preceding the Effective Date and relating to the Parties’ collaboration and the Business Purpose, as well as any discussion continuing hereafter with respect to the subject matter hereof until the execution of Definitive Documents are to be kept confidential by each Party. MAGNEGAS will not discuss MagneGas technology in connection with coal (or coal by-product) co-combustion for the power industry with any third parties for the purpose of selling into the US or Canadian markets, and will refer to NewCo any and all inquiries from any third party for the Coal Co Combustion power generation market for that territory to NewCo. Any results of testing or other proprietary information owned by NewCo cannot be shared or divulged by MAGNEGAS or XXXX for any purpose outside the United States and Canada without the unanimous approval of the Board of  Managers.

12.       DISPUTE RESOLUTION.   The Parties anticipate resolution of disputes through mutual negotiations and discussions in good faith. However, in the unlikely event of an unresolved dispute that remains unresolved for more than 60 days, both parties will agree to an arbitration process that will be outlined in Definitive Documents.

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This arbitration process shall be as follows: either party may initiate a formal dispute resolution procedure by written notice to the other party, which written notice will fully describe the dispute and include the initiating party’s last, best position to resolve the dispute. Upon receipt of such communication from the other party, the receiving party will, within five (5) business days, respond with their last, best position to resolve the dispute. In the event this exchange of last, best positions does not resolve the dispute within the following three (3) business days, the issue and positions will be immediately submitted to final and binding arbitration, upon which a judgment shall be entered in a court of appropriate jurisdiction. If the parties are unable to promptly agree upon an independent arbitrator, each party shall select their own arbitrator and those two arbitrators shall promptly select a third independent arbitrator and this third independent arbitrator shall promptly hold an informal hearing and receive any evidence or information that either party wishes to present, and promptly issue his decision. There will be no discovery prior to this hearing. The arbitrator’s decision must be the designation of the one of the party’s last, best positions. The arbitrator may not under any circumstances compromise between the parties’ two last, best positions. The party whose last, best position is not selected by the arbitrator as his/her decision, shall pay all the costs of the arbitration, as well as the costs and expenses of the other party, including the other party’s actual attorney’s fees.

13.         BUDGET PROCEDURES AND FINANCIAL REPORTING.   The Parties will work together to prepare annual budgets that will be presented on or about December 1 of each year (the “Annual Budget(s)”) for approval by the NewCo Board of Managers, voting unanimously. The day-to-day operations will be undertaken consistent with these budget projections. These budgets will provide monthly breakdowns, and monthly financial reports will be prepared and include comparisons to these budgets. Projections will also be prepared periodically over the course of the year (ordinarily on a quarterly basis) which will project revised year-end financials, based on the then-current circumstances.

14.         EXECUTIVE COMPENSATION AND OTHER RELATED-PARTY PAYMENTS.   The basic principle underlying all executive compensation, general overhead expense allocations, and any other payments to “related parties” (including future adjustments), is that the payments are based on the reasonable fair market value for the services and/or products received, as would be negotiated between parties in an arms’ length transaction. Any and all “related party” payment arrangements will be fully disclosed to all owners, and agreed upon in writing by unanimous vote Board of Directors, prior to a contractual obligation being created.

15.         BUY-SELL/OPERATING AGREEMENTS.     The Operating Agreement for NewCo will include customary provisions restricting and regulating the transfer of membership interests in NewCo, including but not limited to a first right of refusal for each Party to purchase the membership interests of the other Party (or of any other members of NewCo), “take—along” provisions in the event of an approved sale to a third party, the pledge or hypothecation of membership interests, the addition of new members and other similar provisions.

Neither Party will engage in any Company sale or transfer discussions with any third parties, at any time, without the prior written consent and agreement of the other Party.

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16.         LIABILITIES AND EXPENSES.

A.           Liabilities From Other Businesses.  Each Party shall indemnify and hold the other Party harmless for any claims, actions, liabilities, costs and expenses, including reasonable attorneys’ fees, incurred as a result of the indemnifying Party’s other business activities unrelated to the Business Purpose or NewCo.

B.           Expenses. Expenses incurred in connection with and/or relating to the negotiation(s) of this transaction and/or document(s) finalization shall be paid by the Party incurring these expense(s).

17.         PUBLIC ANNOUNCEMENT(S).  Public announcement(s) of this transaction and any other transaction shall be mutually agreed upon by the Parties unless required by law, in which case prior notice to NewCo and XXXX will be provided. To the extent that applicable law permits any public filing or announcement to be made without disclosing the names of the Parties, such anonymity will be employed to the extent available by Law.

18.         TERM.    The Parties will negotiate in good faith and execute Definitive Documents consistent with the terms and provisions of this MOU and including other provisions which are reasonable and customary in these types of transactions. This MOU will expire on the earlier of the execution of the Definitive Documents or 9 months from the date hereof.

19.         MISCELLANEOUS.

A.           Entire Agreement. This Agreement contains the entire agreement between the parties as to the matters contained herein and supersedes and annuls all other agreements, contracts, promises or representations, whether written or oral, between the parties, except only for contemporaneous agreements set forth in writing and signed by the parties. No subsequent agreements, contracts, promises or representations shall be binding or effective between the parties, unless set forth in writing and signed by the parties.

B.           Actions In Furtherance Of Agreement.  In addition to the agreements herein provided, each of the parties shall, from time to time upon the reasonable request of the other party, execute and deliver such additional documents or notices, and shall take such other actions as may reasonably be required to carry out the terms of this Agreement.

C.           The parties expect that the Definitive Documents may include, in addition to the NewCo Operating Agreement, a Joint Venture Agreement that will set out each Party’s relative contributions and mutual goals for the Business Purpose, including License Agreement between MAGNEGAS and NewCo, and other customary documents.

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D.           This is a binding MOU and each Party (including its successors or assigns) agree to be bound hereby.

AGREED:		AGREED:

XXXX		MAGNEGAS CORPORATION

By:	/s/ XXXX	By:	/s/ Ermanno Santilli
	XXXX		Ermanno Santilli

Its:	President and Authorized Representative	Its:	CEO and Authorized Representative

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